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                    U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                    =======================================

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    =======================================


       Date of Report (Date of earliest event reported): August 26, 1997

                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)

         Georgia                       0-28048                   56-2122873
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

       8010 Roswell Road, Suite 120, Atlanta, Georgia     30350
            (Address of principal executive offices)    (Zip Code)

                                 (770) 394-6000

              (Registrant's Telephone Number, including Area Code)

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

Item 2.  Acquisition or Disposition of Assets

         On August 26, 1997, Roberts Realty Investors, Inc. (the "Company") completed the sale of Autumn Ridge for $10,601,000 in cash. Autumn
Ridge is a 207-unit apartment property located in Cobb County in the Atlanta metropolitan area. Net sale proceeds were $5,045,000 after deduction for loan repayment ($5,162,000) and closing costs and prorations ($394,000). The purchaser, Benchmark Autumn Ridge Associates, L.P., is unaffiliated with the Company and the transaction was negotiated at arm's length. In negotiating the sales price, the Company considered, among other factors, the property's historical and anticipated cash flows, the condition of the property, the extensive renovations completed by the Company and market conditions.

Item 7.  Financial Statements and Exhibits

(a) Pro Forma Financial Statements

    (i) Pro forma condensed consolidated balance sheet dated June 30, 1997 (unaudited).

    (ii) Pro forma consolidated statements of operations for the year ended December 31, 1996 (unaudited) and the six months ended June 30, 1997 (unaudited).

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ROBERTS REALTY INVESTORS, INC.


PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1997
(IN THOUSANDS)
(UNAUDITED)
-------------------------------------------------------------------------------


This unaudited pro forma consolidated balance sheet is presented as if the Company's sale of the Autumn Ridge property had occurred on June 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.


                                                             ADJUSTMENTS
                                                              FOR SALE OF
                                          HISTORICAL        AUTUMN RIDGE(A)       PRO FORMA

ASSETS

NET REAL ESTATE ASSETS                     $ 113,411            $  (8,583)          $ 104,828

CASH AND CASH EQUIVALENTS                      4,620                5,045               9,665

RESTRICTED CASH                                  718                                      718

OTHER ASSETS - NET                             1,073                  (74)                999
                                           ---------            ---------           ---------

                                           $ 119,822            $  (3,612)          $ 116,210
                                           =========            =========           =========


LIABILITIES AND
  SHAREHOLDERS' EQUITY

LIABILITIES:

  Mortgage notes payable                      69,313               (4,910)             64,403
  Other liabilities                            4,088                 (104)              3,984
                                           ---------            ---------           ---------
                                              73,401               (5,014)             68,387

MINORITY INTEREST                             20,704                  590 (B)          21,294


SHAREHOLDERS' EQUITY:

  Common stock                                    42                                       42
  Additional paid-in capital                  30,073                                   30,073
  Accumulated deficit                         (4,398)                 812 (C)          (3,586)
                                           ---------            ---------           ---------
                                              25,717                  812              26,529
                                           ---------            ---------           ---------

                                           $ 119,822            $  (3,612)          $ 116,210
                                           =========            =========           =========


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Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Represents the Company's sale of the Autumn Ridge property having a net book value of $8,583,000 and mortgage debt of $4,910,000 (which was repaid). The sale price was $10,601,000 less a loan prepayment fee of $252,000, unamortized loan costs of $74,000, and selling costs of $226,000 resulting in a net gain of $1,466,000.

(B) Adjustment to reflect minority interest share of gain on transaction of $654,000 net of adjustment of $64,000 to reflect minority interest in consolidated net assets.

(C)    Net gain on sale of $1,466,000 less minority interest share of $654,000.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
--------------------------------------------------------------------------------


The accompanying pro forma consolidated statement of operations is presented as if the Company's sale of the Autumn Ridge property had occurred as of January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.


                                                                              ADJUSTMENTS
                                                                               FOR SALE OF
                                                    HISTORICAL              AUTUMN RIDGE(A)                PRO FORMA
OPERATING REVENUES:                                   $   8,691                    $(832)                  $   7,859
                                                      ---------                    -----                   ---------

OPERATING EXPENSES:
 Personnel                                                  869                     (101)                        768
 Utilities                                                  557                      (92)                        465
 Repairs, maintenance, and landscaping                      493                      (65)                        428
 Real Estate Taxes                                          733                      (45)                        688
 Management fees to related party                           211                      (20)                        191
 Marketing, insurance & other                               490                      (49)                        441
 General & administrative expenses                          560                                                  560
 Depreciation of real estate assets                       2,913                     (312)                      2,601
                                                      ---------                    -----                   ---------

  Total operating expenses                                6,826                     (684)                      6,142
                                                      ---------                    -----                   ---------

INCOME FROM OPERATIONS                                    1,865                     (148)                      1,717
                                                      ---------                    -----                   ---------
OTHER INCOME (EXPENSES):
 Interest income                                            146                       (4)                        142
 Interest expense                                        (2,358)                     176                      (2,182)
 Loss on disposal of assets                                 (45)                       9                         (36)
 Amortization of deferred financing costs                   (56)                       4                         (52)
 Other amortization expense                                 (16)                                                 (16)
 Acquisition of Roberts Properties
  Management, L.L.C.                                     (5,900)                     ___                      (5,900)
                                                      ---------                                            ---------

  Total other income (expenses)                          (8,229)                     185                      (8,044)
                                                      ---------                    -----                   ---------

LOSS BEFORE MINORITY INTEREST                            (6,364)                      37                      (6,327)

MINORITY INTEREST                                         2,692                      (16)                      2,676
                                                      ---------                    -----                   ---------

NET LOSS                                              $  (3,672)                   $  21                   $  (3,651)
                                                      =========                    =====                   =========

PER SHARE DATA:

   Net Loss                                           $   (0.88)                                           $   (0.87)
                                                      =========                                            =========

   Weighted average common shares assumed
    to be outstanding                                 4,186,329                                            4,186,329
                                                      =========                                            =========


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(A) On August 26, 1997, the Autumn Ridge property was sold and all of its operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $1,792,000 and extraordinary charges of $326,000 related to debt prepayment for a net gain of $1,466,000 which is not reflected in the pro forma statement of operations.


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ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
--------------------------------------------------------------------------------


                                                                               ADJUSTMENTS
                                                                                FOR SALE OF
                                                     HISTORICAL                AUTUMN RIDGE                  PRO FORMA
OPERATING REVENUES:                                    $  15,197                    $(1,470)                   $    13,727
                                                       ---------                    -------                    -----------

OPERATING EXPENSES:
 Personnel                                                 1,365                       (168)                         1,197
 Utilities                                                   932                       (186)                           746
 Repairs, maintenance, and landscaping                       956                        (86)                           870
 Real Estate Taxes                                         1,149                        (77)                         1,072
 Management fees to related party                            760                        (74)                           686
 Marketing, insurance & other                                689                       (110)                           579
 General & administrative expenses                           926                                                       926
 Depreciation of real estate assets                        4,974                       (579)                         4,395
                                                       ---------                    -------                    -----------

   Total operating expenses                               11,751                     (1,280)                        10,471
                                                       ---------                    -------                    -----------

INCOME FROM OPERATIONS                                     3,446                       (190)                         3,256
                                                       ---------                    -------                    -----------
OTHER INCOME (EXPENSES):
 Interest income                                             353                         (8)                           345
 Interest expense                                         (3,724)                       269                         (3,455)
 Amortization of deferred financing costs                   (141)                         6                           (135)
 Other amortization expense                                  (67)                       ___                            (67)
                                                       ---------                                               -----------

  Total other income (expenses)                           (3,579)                       267                         (3,312)
                                                       ---------                    -------                    -----------

LOSS BEFORE MINORITY INTEREST
& EXTRAORDINARY ITEM                                        (133)                        77                            (56)

MINORITY INTEREST                                             52                        (31)                            21
                                                       ---------                    -------                    -----------

LOSS BEFORE EXTRAORDINARY ITEM                               (81)                        46                            (35)

EXTRAORDINARY ITEM                                           (99)                       ___                            (99)
                                                       ---------                                               -----------

NET LOSS                                               $    (180)                   $    46                    $      (134)
                                                       =========                    =======                    ===========

PER SHARE DATA:

 Loss before extraordinary item                        $   (0.02)                                              $     (0.01)
                                                       =========                                               ===========

 Net Loss                                              $   (0.05)                                              $     (0.04)
                                                       =========                                               ===========

 Weighted average common shares assumed
  to be outstanding                                    3,799,567                                                 3,799,567
                                                       =========                                               ===========













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            ROBERTS REALTY INVESTORS, INC.

Date: October 7, 1997                       By:  /s/ Charles S. Roberts
                                                 -------------------------
                                                 Charles S. Roberts
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President